                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                    ____________

                                      FORM 8-K


                                   CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported):  MAY 20, 1999

                                IMMUNEX CORPORATION
                 (Exact name of registrant as specified in charter)

            WASHINGTON                  0-12406               51-0346580
 (State or other jurisdiction of    (Commission File         (IRS Employer
          incorporation)                Number)           Identification No.)


                                51 UNIVERSITY STREET
                             SEATTLE, WASHINGTON  98101
                (Address of principal executive offices) (Zip Code)


                                   (206) 587-0430
                (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

     See press release attached as Exhibit 99.1 for a description of the event requiring the filing of this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     (c)  Exhibits.


      EXHIBIT NO.  DESCRIPTION
      -----------  -----------------------------------------------------------
         4.1       Note Purchase Agreement dated as of May 20, 1999 between
                   Immunex Corporation and American Home Products Corporation.

         4.2       Form of 3% Convertible Subordinated Note due 2006.

        99.1       Press release dated May 20, 1999.










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

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    IMMUNEX CORPORATION


                                    By:       /s/ Scott G. Hallquist
                                        --------------------------------------
                                        Scott G. Hallquist
                                        Senior Vice President, General Counsel
                                          and Secretary
                                        (Authorized Officer)



Dated:  May 25, 1999

                                 EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION
-----------   ----------------------------------------------------------------
     4.1      Note Purchase Agreement dated as of May 20, 1999 between Immunex
              Corporation and American Home Products Corporation.

     4.2      Form of 3% Convertible Subordinated Note due 2006.

    99.1      Press release dated May 20, 1999.










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